UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on June 7, 2016.

TIME INC.

        TIME INC.

        225 LIBERTY STREET

        NEW YORK, NY 10281

Meeting Information

 Meeting Type:            Annual Meeting

 For holders as of:       April 12, 2016

 Date:  June 7, 2016        Time:  9:00 AM, EDT

Location:	Time Inc.
225 Liberty Street
New York, NY 10281

Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/TIME2016.

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT            ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

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How To Vote Please Choose One of the Following Voting Methods

Vote In Person: To vote in person at the meeting, you will first need to gain admittance to the meeting as described below under “Attend the Meeting in Person.” At the meeting, you will need to request a ballot to vote these shares. If you are a beneficial shareholder, to vote at the meeting you will also need a proxy from your brokerage firm, bank or other nominee.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Attend the Meeting In Person: To attend the meeting in person, go to the “request meeting admission” link at www.proxyvote.com. You may also attend live via the Internet by visiting www.virtualshareholdermeeting.com/TIME2016.

Voting Items

The Board of Directors unanimously recommends you vote FOR the following:

1.	Election of Directors

Nominees:

1a.	Joseph A. Ripp

1b.	David A. Bell

1c.	John M. Fahey, Jr.

1d.	Manuel A. Fernandez

1e.	Dennis J. FitzSimons

1f.	Betsy D. Holden

1g.	Kay Koplovitz

1h.	J. Randall MacDonald

1i.	Ronald S. Rolfe

1j.	Sir Howard Stringer

1k.	Michael P. Zeisser

The Board of Directors unanimously recommends you vote FOR proposals 2, 3 and 4.

2.	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2016

3.	To approve the compensation of our named executive officers on an advisory basis

4.	To approve the Time Inc. 2016 Omnibus Incentive Compensation Plan

NOTE: To consider such other business as may properly come before the Annual Meeting of Stockholders or any adjournments or postponements thereof.